UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 18, 2019

                             LONE STAR GOLD, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)

                                    Nevada
                         ----------------------------
                (State or Other Jurisdiction of Incorporation)


                000-54509                            45-2578051
        -----------------------           ---------------------------------
        (Commission File Number)          (IRS Employer Identification No.)

 202311 Chartwell Ctr. Dr. Ste. 1469,Cornelius, NC          28031
---------------------------------------------------       ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                 1-800-947-9197
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     As of July 17, 2019 the Company was indebted to the following persons for funds they advanced to the Company:

      William Alessi - $61,255.00
      JanBella Group - $110,000.00
      Chris Chumas - $50,287.40

     William Alessi is an officer and director of the Company. JanBella Group is controlled by Mr. Alessi. Chris Chumas is a director of the Company.

     On July 18,  2019  the  Company  issued  Promissory  Notes  to Mr.  Alessi,
JanBella Group and Mr. Chumas to evidence the amounts they advanced to the Company. The Notes are due on demand, bear interest at 10% per year, and are secured by all of the Company's assets.

     At the option of the Note Holders, the Notes may be converted into shares of the Company's common stock. The number of shares which will be issued upon any conversion of the Notes will be determined by dividing the principal amount to be converted (plus, at the option of the Note Holder, accrued and unpaid interest) by the lower of (i) $0.001 or, (ii) 50% of the lowest bid price during the forty-five consecutive trading day period ending on the trading day immediately prior to the conversion date.




















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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LONE STAR GOLD, INC.


Dated:  July 17, 2019                By:  /s/ William Alessi
                                          ------------------------------
                                          William Alessi
                                          Chief Executive Officer